Exhibit 99.3

VINCO VENTURES, INC., AND SUBSIDIARIES

UNAUDITED COMBINED FINANCIAL STATEMENTS OF OPERATIONS

Vinco Ventures, Inc. (the “Company”) and ZASH Global Media and Entertainment Corporation (“Zash”), Zash entered into a definitive acquisition agreement (the “Acquisition Agreement”) with Lomotif Private Limited (“Lomotif”), pursuant to which Zash would acquire a majority controlling interest in Lomotif for $100,000,000. On July 19, 2021, the parties to the Acquisition Agreement agreed that a joint venture formed by the Company and Zash, ZVV Media Partners, LLC (“ZVV”), shall be the purchaser of Lomotif. The unwind period contemplated under the Acquisition Agreement expired on July 25, 2021. On July 23, 2021, the Company paid cash of $92,000,000. In addition, the Company entered into a certain side letter to Securities Purchase Agreement with a selling shareholder relating to ZVV Media Partners LLC’s acquisition of 80.00% of the shares in Lomotif Private Limited (the “Side Letter”) whereby the parties agreed that $8,000,000 of the cash consideration payable under the Lomotif SPA to a selling shareholder, a majority shareholder of Lomotif, would be held back pending the satisfaction of certain closing obligations contemplated under the Lomotif SPA, including, but not limited to, the transfer of the legal and beneficial ownership of the selling shareholders 403,466 ordinary shares in the Company (the “Holdback Amount”). The Holdback Amount was evidenced by a Note (as defined in the Side Letter) convertible into 2,750,000 shares of the Company’s common stock and Pledge Agreement (as defined in the Side Letter) as described in the Side Letter and 2,750,000 shares of the Company’s common stock issuable upon the signing of the agreement. The closing of the Lomotif acquisition is subject to certain customary conditions to closing as described in the definitive acquisition agreement.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 are presented as if the acquisition had occurred on January 1, 2020 and are based upon the unaudited condensed statements of operations of the Company for the six months ended June 30, 2021 and the unaudited condensed statements of operations of Lomotif Pte. LTD. for the six months ended June 30, 2021 (attached as Exhibit 99.2 in this Current Report on Form 8-K/A).

The financial statements of the Company and Lomotif have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to events that are directly attributable to the acquisition, are factually supportable and are expected to have a continuing impact on the combined company. The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting under generally accepted accounting principles in the United States (“GAAP”). Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes and should be read in conjunction with the unaudited pro forma condensed combined financial statements.

Acquisition accounting is preliminary and dependent upon fair value estimates that are based on a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions. The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact the Company’s results of operations. The pro forma adjustments related to the acquisition are based upon available information and certain assumptions that management believes are reasonable under the circumstances and have been made solely for the purpose of preparing the unaudited pro forma condensed combined financial statements included in this Form 8-K/A. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could have a material impact on the unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021, the audited financial statements of Lomotif for the period ended December 31, 2020 and the unaudited condensed statement of operations of Lomotif for the six months ended June 30, 2021. The unaudited pro forma condensed combined financial statements do not reflect any cost savings from operating efficiencies or revenue enhancements that the combined company may achieve as a result of the acquisition and the effects of the foregoing items could, individually or in the aggregate, materially impact the unaudited pro forma condensed combined financial statements.

VINCO VENTURES, INC., AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

June 30, 2021

	Vinco Ventures, Inc.	Lomotif Pte. LTD.	Pro Forma Adjustments	Vinco Ventures, Inc. Combined

Assets
Current assets:
Cash and cash equivalents	$74,756,573	$2,049,642	$8,000,000	$84,806,215
Accounts receivable, net	2,907,002	169,037	-	3,076,039
Short-term investments	895,600	-	-	895,600
Inventory	852,147	-	-	852,147
Prepaid expenses and other current assets	1,209,435	373	-	1,209,808
Current assets of discontinued operations	-	-	-	-
Total current assets	80,620,757	2,219,052	-	90,839,809
Property and equipment, net	1,033,810	94,038	-	1,127,848
Right of use assets, net	104,707	19,035	-	123,742
Loan receivable	5,000,000	-	10,000,000	15,000,000
Equity method investment	12,000,000	-	(12,000,000)	-
Intangible assets, net	16,533,373	-	139,375,104	155,908,477
Goodwill	5,983,852	-	-	5,983,852
Deposits	-	37,792	-	37,792
Total assets	$121,276,499	$2,369,917	$145,375,104	$269,021,520

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,791,982	$340,362	$-	$2,132,344
Accrued expenses and other current liabilities	1,284,168	1,300,000	-	2,584,168
Deferred revenues	131,578	-	-	131,578
Current portion of operating leases liabilities	99,293	20,212	-	119,505
Income tax payable	27,643	-	-	27,643
Line of credit, net of debt issuance costs	1,133,652	-	-	1,133,652
Current portion of convertible notes payable, net of debt issuance costs	3,333,333	-	108,000,000	111,333,333
Current portion of notes payable, net of debt issuance costs	15,185	-	-	15,185
Current portion of notes payable – related parties	876,500	-	-	876,500
Due to related party	15,401	-	-	15,401
Current liabilities of discontinued operations	120,729	-	-	120,729
Total current liabilities	8,829,464	1,660,574	108,000,000	118,490,038
Operating leases liabilities –net of current portion	8,483	-	-	8,483
Convertible notes payable – related parties, net of current portion, net of debt discount	267,183	5,072,101	(2,000,000)	3,339,284
Notes payable, net of current portion	19,966	-	-	19,966
Notes payable – related parties, net of current portion	-	-	-	-
Warrant liability	139,695,115	-	-	139,695,115
Total liabilities	$148,820,211	$6,732,675	$106,000,000	$261,552,886
Stockholders’ equity
Preferred stock, $0.001 par value, 30,000,000 shares authorized as of June 30, 2021	$-	$-	$-	$-
Series B Preferred Stock, $0.001 par value, 1,000,000 shares authorized; 0 and 764,618 shares issued and outstanding as of June 30, 2021	-	-	-	-
Common stock, $0.001 par value, 250,000,000 shares authorized 59,927,241 and 14,471,403 shares issued and outstanding as of June 30, 2021	59,927	-	2,750	62,677
Additional paid-in-capital	244,026,879	11,053,213	(2,173,463)	252,906,629
Accumulated deficit	(269,787,198)	(15,415,971)	14,325,192	(270,877,977)
Total stockholders’ (deficit) equity attributable to Vinco Ventures, Inc.	(25,700,392)	(4,362,758)	12,154,479	(17,908,671)
Noncontrolling interests	(1,843,320)	-	27,220,625	25,377,305
Total stockholders’ equity	(27,543,712)	(4,362,758)	39,375,104	7,468,635
Total liabilities and stockholders’ equity	$121,276,499	$2,369,917	$145,375,104	$269,021,520

The accompanying notes are an integral part of these financial statements.

VINCO VENTURES, INC., AND SUBSIDIARIES

 UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2021

	Vinco Ventures, Inc.	Lomotif Pte. LTD.	Pro Forma Adjustments	Vinco Ventures, Inc. Combined
Revenues, net	$5,256,973	$-	$-	$5,256,973
Cost of revenues	3,374,570	-	-	3,374,570
Gross profit	1,882,403	-	-	1,882,403

Operating expenses:
Selling, general and administrative	17,602,532	3,334,165	-	20,936,697
Operating loss	(15,720,129)	(3,334,165)	-	(19,054,294)

Other (expense) income:
Rental income	54,407	-	-	54,407
Interest expense	(15,410,414)	(153,596)	-	(15,564,010)
Loss on issuance of warrants	(208,855,715)	-	-	(208,855,715)
Change in fair value of warrant liability	(773,447)	-	-	(773,447)
Change in fair value of short-term investment	(122,000)	-	-	(122,000)
Loss on disposal of interest in joint venture	(301,645)	-	-	(301,645)
Other (expense) income	-	94,395	-	94,395
Total other (expense) income	(225,408,814)	(59,201)	-	(225,468,015)
Loss before income taxes	(241,128,943)	(3,393,366)	-	(244,522,309)
Income tax expense	-	-	-	-
Net loss from continuing operations	$(241,128,943)	$(3,393,366)	$-	$(244,522,309)
Net income (loss) attributable to noncontrolling interests	50,577	-	(2,036,020)	(1,985,443)
Net loss from continuing operations attributable to Vinco Ventures, Inc.	(241,179,520)	(3,393,366)	2,036,020	(242,536,866)
Net loss from discontinued operations	(4,958,780)	-	-	(4,958,780)
Provision for income taxes for discontinued operations	-	-	-	-
Net loss attributable to Vinco Ventures, Inc.	$(246,138,300)	$(3,393,366)	$2,036,020	$(247,495,646)
Net loss per share:				-
Net (loss) income per share - basic	$(8.95)	$-	$-	$(8.95)
Net (loss) income per share - diluted	$(8.95)	$-	$-	$(8.95)
Weighted average number of common shares outstanding – basic and diluted	27,489,580	-	-	27,489,580

The accompanying notes are an integral part of these financial statements

VINCO VENTURES, INC., AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2020

	Vinco Ventures, Inc.	Lomotif Pte. LTD.	Pro Forma Adjustments	Vinco Ventures, Inc. Combined
Revenues, net	$15,781,319	$-	$-	$15,781,319
Cost of revenues	11,403,474	-	-	11,403,474
Gross profit	4,377,845	-	-	4,377,845

Operating expenses:
Selling, general and administrative	12,280,192	4,605,299	-	16,885,491
Operating loss	(7,902,347)	(4,605,299)	-	(12,507,646)

Other (expense) income:
Rental income	102,815	-	-	102,815
Interest expense	(3,378,131)	(91,019)	-	(3,469,150)
Change in fair value of short-term investment	(22,000)	-	-	(22,000)
Other (expense) income	-	97,920	-	97,920
Gain on divestiture	4,911,760	-	-	4,911,760
Total other (expense) income	1,614,444	6,901	-	1,621,345
Loss before income taxes	(6,287,903)	(4,598,398)	-	(10,886,301)
Income tax expense (benefit)	(19,197)	-	-	(19,197)
Net loss from continuing operations	$(6,307,100)	$(4,598,398)	$-	$(10,905,498)
Net income (loss) attributable to noncontrolling interests	(554,382)	-	(2,759,038)	(3,313,420)
Net loss from continuing operations attributable to Vinco Ventures, Inc.	(5,752,718)	(4,598,398)	2,759,038	(7,592,078)
Loss from discontinued operations before income taxes	(629,692)	-	-	(629,692)
Provision for income taxes for discontinued operations	(12,940)	-	-	(12,940)
Net loss from discontinued operations	(642,632)	-	-	(642,632)
Gain on divestiture from discontinued operations	1,241,914	-	-	1,241,914
Income from discontinued operations	$599,282	$-	$-	$599,282
Net loss attributable to Vinco Ventures, Inc.	$(5,153,436)	$(4,598,398)	$2,759,038	$(6,992,796)
Net loss per share - basic and diluted:				-
Net loss per share – continuing operations	$(0.55)	-	-	(0.57)
Net loss per share – discontinued operations	(0.06)	$-	$-	$(0.05)
Net loss per share – gain on divestiture from discontinued operations	0.12	-	-	0.09
Income (loss) per share – discontinued operations	$0.06	-	-	0.04
Net (loss) income per share	$(0.49)	$-	$-	$(0.53)
Weighted average number of common shares outstanding – basic and diluted	10,514,010	-	-	13,264,010

NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements are based on Vinco Ventures, Inc.’s and Lomotif Pte. LTD’s historical consolidated financial statements as adjusted to give effect to the acquisition of Lomotif Pte. LTD. and the equity and debt issuance necessary to finance the acquisition. The unaudited pro forma combined statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 give effect to the Lomotif Pte. LTD. acquisition as if it had occurred on January 1, 2020. The unaudited pro forma combined balance sheet as of June 30, 2021 gives effect to the Lomotif Pte. LTD acquisition as if it had occurred on January 1, 2020.

2. PRELIMINARY PURCHASE PRICE ALLOCATION

Vinco Ventures, Inc. (the “Company”) and ZASH Global Media and Entertainment Corporation (“Zash”), Zash entered into a definitive acquisition agreement (the “Acquisition Agreement”) with Lomotif Private Limited (“Lomotif”), pursuant to which Zash would acquire a majority controlling interest in Lomotif for $100,000,000. On July 19, 2021, the parties to the Acquisition Agreement agreed that a joint venture formed by the Company and Zash, ZVV Media Partners, LLC (“ZVV”), shall be the purchaser of Lomotif. The unwind period contemplated under the Acquisition Agreement expired on July 25, 2021. On July 23, 2021, the Company paid cash of $92,000,000. In addition, the Company entered into a certain side letter to Securities Purchase Agreement with a selling shareholder relating to ZVV Media Partners LLC’s acquisition of 80.00% of the shares in Lomotif Private Limited (the “Side Letter”) whereby the parties agreed that $8,000,000 of the cash consideration payable under the Lomotif SPA to a selling shareholder, a majority shareholder of Lomotif, would be held back pending the satisfaction of certain closing obligations contemplated under the Lomotif SPA, including, but not limited to, the transfer of the legal and beneficial ownership of the selling shareholders 403,466 ordinary shares in the Company (the “Holdback Amount”). The Holdback Amount was evidenced by a Note (as defined in the Side Letter) convertible into 2,750,000 shares of the Company’s common stock and Pledge Agreement (as defined in the Side Letter) as described in the Side Letter and 2,750,000 shares of the Company’s common stock issuable upon the signing of the agreement.

The following table summarizes the preliminary purchase price at the date of acquisition:

July 25,
2021
Cash paid	$92,000,000
Issuance of convertible note payable	8,000,000
Fair value of shares issuable	8,882,500
Total purchase price	$108,882,500

The Company believes that this combination will further strengthen its future growth opportunities in the media industry. The Company accounted for this acquisition as a business combination under the acquisition method of accounting. The following table summarizes the preliminary purchase price allocation of fair values of the assets acquired and liabilities assumed at the date of acquisition:

July 25,
2021
Cash and cash equivalents	$1,140,421
Other current assets	169,410
Goodwill and intangible assets	139,375,104
Other noncurrent assets	150,865

Total assets acquired	140,835,800

Accounts payable and other current assets	1,640,362
Operating lease obligation	20,212
Loans	-
Convertible notes	3,072,101
Total liabilities assumed	4,732,675
Noncontrolling interest	27,220,625
Total	$108,882,500

The Company has preliminarily allocated the majority of the purchase price to goodwill and intangibles assets. The Company anticipates the goodwill and intangible assets will be tax deductible.

3. PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet:

Assets:

●	Reflects excess cash received of $8,000,000 from borrowing of debt after proceeds paid to Lomotif shareholders.
●	Reflects the reclassification of investment in ZVV Media to loan receivables due to the consolidation of ZVV Media as a consolidated variable interest entity.
●	Reflects the preliminary estimate of goodwill and intangible assets, which represents the excess of the purchase price over the fair value of identifiable assets acquired and liabilities assumed as shown in Note 2 — Preliminary purchase price allocation.

Liabilities and Stockholders Equity:

●	Reflects the issuance of the debt related to the completion of the acquisition of Lomotif.
●	Reflects the elimination of intercompany debt from ZVV Media to Lomotif of $2,000,000.
●	Reflects the issuance of 2,750,000 shares of common stock related to the acquisition of Lomotif.
●	Reflects the adjustment for the noncontrolling interest of 50.0% of ZVV Media Partners LLC and 20.0% of Lomotif.

Adjustments to the pro forma condensed combined statements of operations:

Statement of Operations:

●	Reflects adjustment for noncontrolling interest in ZVV Media Partners, LLC of 50.0% and noncontrolling interest of Lomotif of 20.0% thereby resulting in a noncontrolling interest of 60%.